Exhibit 10.9a

IPSCO Inc.

2005 Form 10-K

2005 Performance Unit Award Agreements with Directors

In accordance with the Instructions of Item 601 of Regulation S-K, the registrant has omitted filing the 2005 Performance Unit Award Agreements by and between IPSCO Inc. and the following Directors as exhibits to this Form 10-K because they are identical to the form of Performance Unit Agreement filed as Exhibit 10.9 with this Form 10-K.

1. Michael Grandin, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

2. Juanita Hinshaw

3. Jack Michaels

4. Bernard Michel, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

5. Allan Olson, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

6. Arthur Price, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

7. Richard Sim

8. Roger Tetrault

9. Gordon Thiessen, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

10. D. Muarry Wallace, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

11. John B. Zaozirny, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.